UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2020

DPL Inc.
Ohio
(State of Incorporation)
1-9052
(Commission File Number)

31-1163136
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

THE DAYTON POWER AND LIGHT COMPANY
Ohio
(State of Incorporation)
1-2385
(Commission File Number)

31-0258470
(IRS Employer Identification No.)

1065 Woodman Drive
Dayton, Ohio 45432
(Address of principal executive offices, including zip code)

937-259-7215
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01	Entry into a Material Definitive Agreement

On June 1, 2020, DPL Inc. (“DPL”), as borrower, U.S. Bank, National Association, as administrative agent, and each of the lenders party thereto entered into an amendment (“Amendment”) to the Amended and Restated Credit Agreement (“Credit Agreement”) dated as of June 19, 2019, among DPL, certain lenders party thereto from time to time, U.S. Bank, National Association, as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer, PNC Bank National Association, as Syndication Agent and an L/C Issuer, and Fifth Third Bank, BMO Harris Bank, N.A., Truist Bank, and The Huntington National Bank, as Documentation Agents (as amended, the “Credit Facility”).

The Amendment includes, among others, the following changes to the Credit Agreement: (i) reducing the commitments under the Credit Facility to $110 million, while retaining DPL’s option, subject to customary terms and conditions and the approval of any lender whose commitment would be increased, to increase the commitments by up to an additional $50 million to make a total available amount of $160 million; (ii) reducing commitments quarterly by $5 million for each quarter from the quarter ending September 30, 2021 in which DPL’s ratio of Consolidated Total Debt (as defined in the Credit Agreement) to Consolidated EBITDA (as defined in the Credit Agreement) is greater than 7.00 to 1.00; (iii) replacing the Consolidated Total Debt to Consolidated EBITDA financial covenant with a financial covenant that requires Consolidated EBITDA to be (a) at least $125 million through the quarter ending June 30, 2022, (b) at least $130 million for the quarter ending September 30, 2022, and (c) at least $150 million from and including the quarter ending December 31, 2022; (iv) amending the existing interest coverage financial covenant to provide that the ratio of Consolidated EBITDA to Consolidated Interest Charges (as defined in the Credit Agreement) be (a) at least 1.70 to 1.00 through the quarter ending June 30, 2022, (b) at least 1.75 to 1.00 for the quarter ending September 30, 2022, and (c) at least 2.00 to 1.00 from and including the quarter ending December 31, 2022; (v) including a mandatory prepayment requiring a dollar for dollar prepayment of outstanding credit amounts with the net proceeds received from either (a) the refinancing of DPL’s 7.25% senior unsecured notes due October 15, 2021 (“2021 Notes”), and/or (b) the issuance of any other indebtedness, subject to certain exclusions; (vi) bringing forward the maturity date of the Credit Facility to September 30, 2021 in the event that the 2021 Notes are not refinanced with new indebtedness with a final maturity date at least six months following June 19, 2023; and (vii) including a covenant requiring DPL’s parent company, The AES Corporation, to provide capital contributions of $150 million in the aggregate to DPL or its principal subsidiary, The Dayton Power and Light Company (“DP&L”), by June 30, 2020.

DPL and DP&L currently expect the capital contributions in that amount to be made to DP&L within the time period specified in the Amendment.

Certain of the lenders and agents under the Credit Facility, and their respective affiliates, have in the past engaged, and may in the future engage, in transactions with DPL and its affiliates, and have in the past performed, and may in the future perform, services, including commercial banking, financial advisory and investment banking services, for DPL and its affiliates, in the ordinary course of business for which they have received or will receive customary fees and expenses.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth above in response to Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Amendment to the Amended and Restated Credit Agreement, dated as of June 1, 2020, among DPL, U.S. Bank, National Association, as administrative agent, and each of the lenders party thereto

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan”, and similar words. Such forward-looking statements include, but are not limited to, statements with respect to expected capital contributions, and other management expectations and similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2019 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the

Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DP&L’s website at www.dpandl.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: 6/5/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: 6/5/2020	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary